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                                                                    EXHIBIT 23.2


                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-63446, 33-63444, 33-91004, 33- 93040, 333-30071, 333-64159) of
our report dated March 16, 1999 with respect to the consolidated financial statements and schedule of U.S. Physical Therapy, Inc. and subsidiaries included in this Annual Report on Form 10-K for the year ended December 31, 1998.



                                                ERNST & YOUNG LLP

Houston, Texas
March 26, 2001